Exhibit 10.1.2

FIRST AMENDMENT TO AMENDED AND RESTATED
MASTER LEASE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made as of January 10, 2018, but effective as of November 1, 2017 (the “Effective Date”), by and among (i) HCP – AM/Colorado, LLC, a Delaware limited liability company, HCP – AM/Illinois, LLC, a Delaware limited liability company, HCP – AM/Tennessee, LLC, a Delaware limited liability company, HCP Brofin Properties, LLC, a Delaware limited liability company, HCP Cy-Fair, LLC, a Delaware limited liability company, HCP Eden2 A Pack, LLC, a Delaware limited liability company, HCP Eden2 B Pack, LLC, a Delaware limited liability company, HCP Emfin Properties, LLC, a Delaware limited liability company, HCP EMOH, LLC, a Delaware limited liability company, HCP Friendswood, LLC, a Delaware limited liability company, HCP HB2 Sakonnet Bay Manor, LLC, a Delaware limited liability company, HCP HB2 South Bay Manor, LLC, a Delaware limited liability company, HCP Jacksonville, LLC, a Delaware limited liability company, HCP MA2 Massachusetts LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 Washington, LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Port Orange, LLC, a Delaware limited liability company, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP Springtree, LLC, a Delaware limited liability company, HCP St. Augustine, LLC, a Delaware limited liability company, HCP Wekiwa Springs, LLC, a Delaware limited liability company, HCP, Inc., a Maryland corporation, HCPI Trust, a Maryland real estate investment trust, Texas HCP Holding, L.P., a Delaware limited partnership, and Westminster HCP, LLC, a Delaware limited liability company (collectively, as their interests may appear, “Lessor”), and (ii) ARC Carriage Club of Jacksonville, Inc., a Tennessee corporation, ARC Greenwood Village, Inc., a Tennessee corporation, ARC Holley Court, LLC, a Tennessee limited liability company, ARC Santa Catalina Inc., a Tennessee corporation, BLC Chancellor-Lodi LH, LLC, a Delaware limited liability company, BLC Chancellor-Murrieta LH, LLC, a Delaware limited liability company, Emeritus Corporation, a Washington corporation, Fort Austin Limited Partnership, a Texas limited partnership, HBP Leaseco, L.L.C., a Delaware limited liability company, Homewood at Brookmont Terrace, LLC, a Tennessee limited liability company, LH Assisted Living, LLC, a Delaware limited liability company, Park Place Investments, LLC, a Kentucky limited liability company, Senior Lifestyle Sakonnet Bay Limited Partnership, a Delaware limited partnership, South Bay Manor, L.L.C., a Delaware limited liability company, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood Associates, L.P., a Delaware limited partnership, Summerville at Hillsborough, L.L.C., a New Jersey limited liability company, Summerville at Port Orange, Inc., a Delaware corporation, Summerville at Prince William, Inc., a Delaware corporation, Summerville at St. Augustine, LLC, a Delaware limited liability company, Summerville at Stafford, L.L.C., a New Jersey limited liability company, Summerville at Voorhees, L.L.C., a New Jersey limited liability company, Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, and Summerville at Westminster, Inc., a Maryland corporation (collectively, jointly and severally, “Lessee”), with respect to the following:

RECITALS
A.    Lessor, as “Lessor”, and Lessee, as “Lessee”, are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of the Effective Date (the “Lease”). All capitalized terms used and not defined in this Amendment shall have the meanings assigned to them in the Lease.

B.    Pursuant to the terms of that certain Guaranty of Obligations dated as of the Effective Date, made by Brookdale Senior Living Inc., a Delaware corporation (“Guarantor”), in favor of Lessor (the “Guaranty”), Guarantor has guaranteed the obligations of Lessee under the Lease, as more particularly described therein.

C.    Lessor and Lessee desire to amend the Lease, effective as of the Effective Date, in order to modify certain provisions relating to the definition and applicability of a “Put Event” thereunder.

AGREEMENT
IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Modifications of Lease Relating to Definitions.
(a)    Effective as of the Effective Date, Section 2.1 of the Lease is hereby amended to add the following definition:

“Put Event Applicable Facility: Each of the Pool 1 Facilities, the Pool 2 Facilities, the Pool 3 Facilities and the Pool 4 Facilities (including, for the avoidance of doubt, any Removal Facilities that are otherwise Pool 1 Facilities, Pool 2 Facilities, Pool 3 Facilities or Pool 4 Facilities).”

(b)    Effective as of the Effective Date, the definition of “Put Event” in Section 2.1 of the Lease is hereby amended and restated in its entirety to read as follows:

“Put Event: With respect to any Put Event Applicable Facility an Event of Default hereunder arising pursuant to any of Sections 16.1(b) through 16.1(e), 16.1(f) (arising out of (i) a breach or default by Lessee during the Term of any of its obligations or covenants pursuant to any of Sections 7.2.1, 7.2.2, 7.2.3, 7.2.5, 7.4, 37.1 or 37.2 or (ii) any other failure of Lessee to obtain and maintain all material licenses, permits and other authorizations to use and operate such Put Event Applicable Facility for its Primary Intended Use in accordance with all Legal Requirements), 16.1(k) relating to such Put Event Applicable Facility, 16.1(l) (arising out of a breach of any material representation or warranty of Lessee or any Guarantor in any such document relating to such Put Event Applicable Facility), 16.1(m) relating to such Put

Event Applicable Facility and/or 16.1(o) relating to such Put Event Applicable Facility. Notwithstanding that Lessor and Lessee have specifically defined a “Put Event” for the limited purpose of setting forth the circumstances under which Lessor shall be entitled to the remedy set forth in Section 16.5, in no event shall this definition derogate the materiality of any other Event of Default (including any Event of Default which does not constitute a Put Event) or otherwise limit Lessor’s rights and remedies upon the occurrence of any such Event of Default, including those rights and remedies set forth in Sections 16.2, 16.3, 16.4 and/or 16.9. For the avoidance of doubt, a Put Event is not applicable to any Facilities other than the Put Event Applicable Facilities.”

2.    Modification of Lease Relating to Applicability of Put Event. Effective as of the Effective Date, Section 16.5 of the Lease is hereby amended and restated in its entirety to read as follows:

“16.5    Lessee’s Obligation to Purchase. Upon the occurrence of a Put Event with respect to any Put Event Applicable Facility or Put Event Applicable Facilities, Lessor shall be entitled to require Lessee to purchase the Leased Property of such Put Event Applicable Facility or Put Event Applicable Facilities on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value of such Put Event Applicable Facility(ies), or (ii) the Minimum Purchase Price of such Put Event Applicable Facility(ies), plus, in either event, all Rent then due and payable (excluding any portion of the installment of Minimum Rent equal to the Allocated Minimum Rent for such Put Event Applicable Facility(ies) due on the purchase date) with respect to such Put Event Applicable Facility(ies). If Lessor exercises such right, Lessor shall convey the Leased Property of such Put Event Applicable Facility(ies) to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate with respect to such Put Event Applicable Facility(ies). Any purchase by Lessee of the Leased Property of a Put Event Applicable Facility pursuant to this Section shall be in lieu of the damages specified in Section 16.3 with respect to such Put Event Applicable Facility. For the avoidance of doubt, the provisions of this Section 16.5 are not applicable to any Facilities other than the Put Event Applicable Facilities.”

3.    Miscellaneous.

(a)Ratification and Confirmation of Lease. This Amendment shall be deemed incorporated into the Lease and shall be construed and interpreted as though fully set forth therein. As amended by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed in all respects.

(b)Reaffirmation of Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm that (i) except as otherwise expressly provided in the Lease (as hereby amended) to the contrary and for the limited purposes so provided, the Lease (as hereby amended) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit, and (ii) the Lease (as hereby amended) shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all the benefits of ownership of the Leased Property, including depreciation for all federal, state and local tax purposes.

(c)Conflicts. In the event of any conflict between the provisions of this Amendment and those of the Lease, the provisions of this Amendment shall control.

(d)Counterparts; Electronically Submitted Signatures. This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument. Signatures transmitted via facsimile or other electronic means (including emailed pdf files) may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by such signatures transmitted via facsimile or other electronic means.

(e)Severability. If any term or provision of this Amendment or any application thereof shall be held invalid or unenforceable, the remainder of this Amendment and any other application of such term or provision shall not be affected thereby.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSEE:

Witness: /s/ Jessica VanDerNoord	EMERITUS CORPORATION, a Washington corporation
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/Jessica VanDerNoord	SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	LH ASSISTED LIVING, LLC, a Delaware limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership
By: SUMMERVILLE AT CY-FAIR, LLC a Delaware limited liability company, its General Partner
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership
By: SUMMERVILLE AT FRIENDSWOOD, LLC, a Delaware limited liability company, its General Partner
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT ST. AUGUSTINE, LLC, a Delaware limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	SUMMERVILLE AT WEKIWA SPRINGS LLC, a Delaware limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	BLC CHANCELLOR-LODI LH, LLC, a Delaware limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	BLC CHANCELLOR-MURRIETA LH, LLC, a Delaware limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Jessica VanDerNoord	HBP LEASECO, L.L.C., a Delaware limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	ARC CARRIAGE CLUB OF JACKSONVILLE, INC., a Tennessee corporation
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	ARC SANTA CATALINA INC., a Tennessee corporation
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Jessica VanDerNoord	PARK PLACE INVESTMENTS, LLC, a Kentucky limited liability company
Witness: /s/ Elma Talbott
By: Fort Austin Limited Partnership, a Texas limited liability partnership, its sole/managing member

By: ARC Fort Austin Properties, LLC, a Tennessee limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name: H. Todd Kaestner
Title: Executive Vice President

Witness: /s/ Jessica VanDerNoord	FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership
Witness: /s/ Elma Talbott	By: ARC Fort Austin Properties, LLC, a Tennessee limited liability company, its general partner By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	ARC GREENWOOD VILLAGE, INC., a Tennessee corporation
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Jessica VanDerNoord	ARC HOLLEY COURT, LLC, a Tennessee limited liability company
Witness: /s/ Elma Talbott	By: ARC Holley Court Management, Inc., a Tennessee corporation, its Managing Member By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	HOMEWOOD AT BROOKMONT TERRACE, LLC, a Tennessee limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
Witness: /s/ Jessica VanDerNoord	SENIOR LIFESTYLE SAKONNET BAY LIMITED PARTNERSHIP, a Delaware limited partnership
Witness: /s/ Elma Talbott	By: SLC Sakonnet Bay, Inc., a Delaware corporation, its general partner By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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Witness: /s/ Jessica VanDerNoord	SOUTH BAY MANOR, L.L.C., a Delaware limited liability company
Witness: /s/ Elma Talbott	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

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LESSOR:

Witness: /s/ Kelly Howze Kelly Howze	HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership By: HCP MA2 GP Holding, LLC, a Delaware limited liability company, its general partner
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
Witness: /s/ Kelly Howze Kelly Howze	HCP MA3 CALIFORNIA, LP, and HCP MA3 WASHINGTON, LP, each a Delaware limited partnership By: HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
Witness: /s/ Kelly Howze Kelly Howze	TEXAS HCP HOLDING, L.P., a Delaware limited partnership By: Texas HCP G.P., Inc., a Delaware Corporation, its sole general partner
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

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Witness: /s/ Kelly Howze Kelly Howze	HCP PARTNERS, LP a Delaware limited partnership By: HCP, MOB, Inc., a Delaware Corporation, its general partner
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
Witness: /s/ Kelly Howze Kelly Howze	HCP SENIOR HOUSING PROPERTIES TRUST, a Delaware statutory trust By: HCP Senior Housing Properties, LLC, a Delaware limited liability company, its managing trustee
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
Witness: /s/ Kelly Howze Kelly Howze	HCP, INC., a Maryland corporation
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director
Witness: /s/ Kelly Howze Kelly Howze	HCPI, TRUST, a Maryland real estate investment trust
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

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WESTMINSTER HCP, LLC, a Delaware limited liability company
Witness: /s/ Kelly Howze Kelly Howze	By: HCPI/TENNESSEE, LLC, a Delaware limited liability company, its sole member
Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: HCP, INC., a Maryland corporation, its managing member
By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

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Witness: /s/ Kelly Howze Kelly Howze
HCP SH ELP1 PROPERTIES, LLC,
HCP SH ELP2 PROPERTIES, LLC,
HCP SH ELP3 PROPERTIES, LLC,
HCP EMOH, LLC,
HCP SH MOUNTAIN LAUREL, LLC,
HCP SH RIVER VALLEY LANDING, LLC,
HCP SH SELLWOOD LANDING, LLC,
HCP SPRINGTREE, LLC,
HCP PORT ORANGE, LLC,
HCP ST. AUGUSTINE, LLC,
HCP WEKIWA SPRINGS, LLC,
HCP CY-FAIR, LLC,
HCP FRIENDSWOOD, LLC,
HCP EMFIN PROPERTIES, LLC,
HCP EDEN2 A PACK, LLC,
HCP EDEN2 B PACK, LLC,
HCP JACKSONVILLE, LLC,
HCP BROFIN PROPERTIES, LLC,
HCP – AM/COLORADO, LLC,
HCP – AM/ILLINOIS, LLC,
HCP – AM/TENNESSEE, LLC,
HCP HB2 SOUTH BAY MANOR, LLC, and
HCP HB2 SAKONNET BAY MANOR, LLC,
each a Delaware limited liability company

Witness: /s/ Taylor Sakamoto Taylor Sakamoto	By: /s/ Kendall K. Young Name: Kendall K. Young Title: Sr. Managing Director

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REAFFIRMATION AND CONSENT OF GUARANTOR
Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Lease, as hereby amended.

Signed, sealed and delivered in the presence of:	BROOKDALE SENIOR LIVING INC., a Delaware corporation
/s/ Jessica VanDerNoord Name:	By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President
/s/ Elma Talbott Name:

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